                                                                       EXHIBIT 7

                                                                October 11, 2009

         SIGNATURE AUTHORITY IN THE PHOENIX INVESTMENT AND FINANCES LTD.
                          (HEREINAFTER: THE "COMPANY")

In accordance with a resolution of the Board of Directors, the powers of signature in the Company as of October 11, 2009 are as follows:

GENERAL SIGNATURE RIGHTS

     1.   The signatures of two directors from Group A shall bind the Company in any matter for an unlimited amount.

     2.   The signature of the Chairman of the Board of Directors together with the addition of a director from Group B, shall bind the Company in any matter for an unlimited amount.

     3.   The signature of one of the directors from Group A together with the signature of one of the directors from Group B shall bind the Company in any matter up to a sum of NIS 4,000,000.

     4.   ***

     5.   ***

REAL ESTATE

     6.   ***

     7.   ***

     8.   ***

     9.   ***

SIGNATURE LIMITATIONS

     10.  ***

DELEGATION AND REVOCATION OF POWERS

     11.  ***

     12.  ***

     13.  ***

AUTHORITIES BETWEEN THE GROUPS

     14.  ***

   ------------------------ ----------------------- -------------------------
           GROUP A                 GROUP B                  GROUP C
   ------------------------ ----------------------- -------------------------
   ***                      ***                     ***
   ------------------------ ----------------------- -------------------------
   ***                      Orly Kronman Dagan
   ------------------------ ----------------------- -------------------------
   ***                      ***
   ------------------------ ----------------------- -------------------------
   Dror Nagel - CEO
   ------------------------ ----------------------- -------------------------

I hereby certify that the aforesaid resolutions of the Board of Directors were duly adopted and are binding on the Company for all intents and purposes.

                                                     Best Regards,

                                                     /s/ Viki Tamam
                                                     --------------
                                                     Viki Tamam, Adv.
                                                     Legal Department
                                                     Company Secretary